                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 31, 2002



                              ATC HEALTHCARE, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  0-11380                11-2650500
-------------------------------     ----------         --------------------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     file number)        Identification No.)


 1983 Marcus Avenue, Lake Success, New York                   11042
-------------------------------------------                   -----
 (Address of principal executive offices)                  (Zip Code)


                                 (516) 750-1600
                                 --------------
              (Registrant's telephone number, including area code)




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INTRODUCTORY NOTE

This amendment on Form 8-K/A amends the registrant's Form 8-K filed by ATC Healthcare, Inc. (the "Company") on February 19, 2002 to include certain exhibits.



ITEM 7.   FINANCIAL STATEMENTS
          and EXHIBITS


          c) Exhibits


              99.1.  Press release of Registrant dated February 4, 2001. (a)
              99.3.  Asset Purchase Agreement dated January 1, 2002 between
                     ATC Staffing Services, Inc., DSS Staffing Corp., and Direct Staffing, Inc. (a)
              99.4.  Audited financial statements of Direct Staffing, Inc. for the years ended December 31, 2001, 2000 and 1999.*
              99.5.  Audited financial statements of DSS Staffing Corp. for the years ended December 31, 2001, 2000 and 1999.*


  (a) Incorporated by reference to the Company's Form 8-K filed with the Commission on February 19, 2002.
   *       Included herein.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ATC Healthcare, Inc.



Dated:  April 16, 2002                By: /s/ ALAN LEVY
                                         ----------------------------------
                                          Alan Levy
                                          Senior Vice President
                                          Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99.3     Audited financial statements of Direct Staffing, Inc. for the years ended December 31, 2001, 2000 and 1999.

99.4     Audited financial statements of DSS Staffing Corp. for the years ended
         December 31, 2001, 2000 and 1999.